THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES EVIDENCED BY THIS CERTIFICATE, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH APPLICABLE STATE SECURITIES LAWS, OR UNLESS SOLD PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS PROVIDED THAT THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

Warrant Certificate No. 2014-9	Dated: April 25, 2014

WARRANT

ENUMERAL BIOMEDICAL CORP.

Expiring: April 25, 2019

THIS IS TO CERTIFY THAT, for value received, BlackBook Capital LLC (the “Holder”), is entitled, subject to certain conditions set forth in Sections 1.01 and 1.02 hereof, to purchase from Enumeral Biomedical Corp., a Delaware corporation (the “Company”), at the Company’s principal executive office, at a price per share of $2.125 (the “Exercise Price”), up to 38,259 shares (the “Warrant Shares”) of the Company’s Series B Preferred Stock, $0.0001 par value per share (“Series B Preferred Stock”), all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

Certain terms used in this Warrant are defined in Article IV hereof.

ARTICLE I.

METHOD OF EXERCISE

Section 1.01         Time of Exercise. Subject to the provisions of Section 1.02 and 1.03 hereof, this Warrant may be exercised in whole or in part at any time and from time to time prior to the Expiration Time.

Section 1.02         Method of Exercise.

(a)	To exercise this Warrant in whole or in part, the Holder shall deliver to the Company’s principal executive office (i) this Warrant, (ii) a written notice of such Holder’s election to exercise this Warrant in the form attached hereto as Exhibit A and (iii) payment of an amount equal to the Exercise Price multiplied by the total number of Warrant Shares for which this Warrant is then being exercised. Such payment may be made, at the option of the Holder, in cash, by certified or bank cashier’s check, money order or wire transfer, or any combination thereof, or in any other manner consented to in writing by the Company.

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(b)	In lieu of cash exercising this Warrant in accordance with (a) above, at any time from and after a Deemed Liquidation Event (as defined in the Company Certificate), the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant to the Company together with notice of such election, in which event the Company shall issue to the Holder hereof a number of Shares computed using the following formula:

Y (A-B)
X=	A

Where:

X equals the number of Warrant Shares to be issued to the Holder;

Y equals the number of Warrant Shares purchasable under the Warrant, or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised at the date of such calculation;

A equals the Fair Market Value of one Warrant Share (at the date of such calculation); and

B equals the Exercise Price (as adjusted to the date of such calculations).

(c)	The Company shall, as promptly as practicable after receipt of the items required by this Section 1.02, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the Warrant Shares specified in such notice. The share certificate or certificates so delivered shall be in such denominations as shall be specified in such notice and shall be issued in the name of the Holder or, provided, in an opinion of counsel reasonably acceptable to the Company, the following is permitted under the Act and applicable state securities law, such other name as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or Holders or any other person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such shares as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notations may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes, if any, payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

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Section 1.03         Shares to be Fully Paid and Nonassessable. All shares of Series B Preferred Stock issued upon exercise of the Warrant shall be validly issued, fully paid and nonassessable.

Section 1.04         No Fractional Shares to be Issued. The Company shall not be required to issue fractions of Warrant Shares upon exercise of this Warrant. If any fractions of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to the same fraction of the fair market value of one share of Series B Preferred Stock.

Section 1.05         Share Legend. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Act, shall bear a legend substantially as follows or similar legend as determined in good faith by the Company’s Board of Directors:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES EVIDENCED BY THIS CERTIFICATE, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH APPLICABLE STATE SECURITIES LAWS, OR UNLESS SOLD PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS PROVIDED THAT THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act) shall also bear such legend unless, in the opinion of counsel reasonably acceptable to the Company, the securities represented thereby no longer need to be subject to restrictions on resale under the Act.

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Section 1.06         Reservation of Stock. The Company agrees during the term the rights under this Warrant are exercisable to reserve and keep available from its authorized and unissued shares of Series B Preferred Stock for the purpose of effecting the exercise of this Warrant such number of shares of Series B Preferred Stock (and shares of the Company’s Common Stock for issuance upon conversion of such Warrant Shares) as shall from time to time be sufficient to effect the exercise of the rights under this Warrant.

Section 1.07         Transfers. Neither this Warrant nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent, which the Company may withhold in its sole discretion; provided, however, that this Warrant: (a) may be pledged without the prior written consent of the Company to any lender to the Holder as part of a bona fide secured loan or credit facility (and, following a default thereunder, this Warrant may be transferred to such lender without the Company’s consent), and (b) may be assigned, conveyed or transferred without the prior written consent of the Company to any Affiliate of the Holder; provided, further, that Holder surrenders this Warrant properly endorsed or accompanied by written instructions of transfer in the form attached hereto as Exhibit B, and any such permitted transferee executes an acknowledgement that such transferee is subject to all the terms and conditions of this Warrant and satisfies the Company as to compliance with state and federal securities law.

ARTICLE II.

WARRANT ADJUSTMENTS

Section 2.01         Merger. If at any time there shall be a merger, acquisition or consolidation of the Company with or into another corporation, where the Company is not the surviving corporation, or a sale of all or substantially all of the Company’s assets, then, as a part of such merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities, cash or other property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

Section 2.02         Reclassification, etc. If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, conversion of all outstanding shares of the relevant class or series or otherwise (other than as otherwise provided for herein) (a “Reclassification”), then, in any such event, in lieu of the number of Warrant Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

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Section 2.03         Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine its Series B Preferred Stock, the Exercise Price shall be proportionately decreased and the number of Warrant Shares purchasable hereunder shall be proportionately increased in the case of a split, payment of a stock dividend (of shares of Series B Preferred Stock) or subdivision, or the Exercise Price shall be proportionately increased and the number of shares of Warrant Shares purchasable hereunder shall be proportionately decreased in the case of a combination.

Section 2.04         Notice of Adjustments; Notices. Whenever the Exercise Price or number of Warrant Shares issuable upon exercise hereof shall be adjusted pursuant to Article II hereof, the Company shall issue a written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such notice to be given in accordance with Article VI hereof.

ARTICLE III.

REPLACEMENTS OF WARRANT CERTIFICATES

Section 3.01         Loss, Theft or Destruction of Warrant Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security from the Holder satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver, lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Warrant Shares.

Section 3.02         Change of Principal Executive Office. In the event the Company shall change the address of its principal executive office, the Company shall give the Holder notice of any such change within a reasonable time. Any correspondence from the Company to the Holder with an address printed on Company’s letterhead shall fulfill this requirement.

ARTICLE IV.

DEFINITIONS

The following terms, as used in this Warrant, have the following respective meanings:

“Act” means the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

“Affiliate” means, with respect to the Holder, any other person who, directly or indirectly, controls, is controlled by, or is under common control with such Holder, including, without limitation, any general partner, managing member, officer or director of such Holder or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Holder.

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“Common Stock” means the Company’s common stock, $0.0001 per share.

“Company” shall have the meaning set forth in the first paragraph of this Warrant.

“Company Certificate” means the Fourth Amended and Restated Certificate of Incorporation of the Company, as amended from time to time.

“Eastern Time” means Eastern Daylight Time or Eastern Standard Time, whichever is in effect on the relevant date.

“Expiration Time” means 5:00 p.m. Eastern Time on April 25, 2019.

“Fair Market Value” shall mean the aggregate consideration payable on account of one share of Series B Preferred Stock (on an as-converted to Common Stock basis, as applicable) as a result of a Deemed Liquidation Event (as defined in the Company Certificate) giving rise to the Holder’s rights under Section 1.02(b).

“Holder” shall have the meaning set forth in the first paragraph of this Warrant and “Holders” shall include any and all successors and assigns of the initial Holder with respect to this Warrant.

“Series B Preferred Stock” shall mean the Company’s Series B Preferred Stock, par value $0.0001 per share.

“Warrant” and “Warrants” shall mean this warrant and any warrants issued upon the partial exercise of this warrant.

ARTICLE V.

REDEMPTION AND CANCELLATION OF WARRANTS

Section 5.01         Redemption of Warrants. The Warrants are not redeemable by the Company and the Company has no right to purchase or otherwise acquire the Warrants.

Section 5.02         Cancellation of Warrants. The Company shall cancel any Warrant surrendered for transfer, exchange or exercise.

ARTICLE VI.

MISCELLANEOUS

Section 6.01         Notices. Except with respect to notice of a change in the Company’s principal executive office in accordance with Section 3.02 hereof, all notices, requests and other communications provided for herein shall be in writing, and shall be deemed duly given if delivered personally or mailed by registered or certified mail (return receipt requested) or via overnight courier to the parties at the following addresses (or at such other address for such party as shall be specified by written notice):

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(a)	If to the Company:	Enumeral Biomedical Corp, Inc.
1450 Broadway, 24th Floor
New York, NY 10018
Attn: Arthur Tinkelenberg

	with a copy to:	Duane Morris LLP
100 High Street, 24th Floor
Boston, MA 02110
Attn: Jonathan Lourie, Esq.
Telephone: 857-488-4260
Facsimile: 857-401-3089

(b)	If to the Holder:	BlackBook Capital LLC
420 Lexington Avenue, Suite 2525
New York, NY 10170
Attn: Franklin Ogele

Section 6.02         Waivers; Amendments. No failure or delay of the Holder in exercising any right, power or privilege, hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof, or any abandonment or discontinuance of steps to enforce such a right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived if, but only if, such amendment, modification or waiver is in writing and is signed by the Holder.

Section 6.03         Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of laws rules thereof to the extent that the application of the law of another jurisdiction would be required thereby.

Section 6.04         Survival of Agreements; Representations and Warranties, etc. All warranties, representations and covenants made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection herewith shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrants and shall continue in full force and effect so long as this Warrant is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

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Section 6.05         Covenants to Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

Section 6.06         Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired in such jurisdiction and shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

Section 6.07         Headings. The headings used herein are for convenience of reference only and shall not be deemed to be a part of this Warrant.

Section 6.08         No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

Section 6.09         No Impairment. The Company shall not, by amendment of the Company Certificate or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Warrant and in taking all such action as may be necessary or appropriate to protect the Holder’s rights under this Warrant against impairment.

Section 6.10         Pronouns. The pronouns “it” and “its” herein shall be deemed to mean “he” and “his” or “she” and “hers,” as the context requires.

[The remainder of this page intentionally left blank – signature page follows]

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IN WITNESS WHEREOF, Enumeral Biomedical Corp. has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized as of the day and year first above written.

ENUMERAL BIOMEDICAL CORP.

By:	/s/ Arthur Tinkelenberg
	Name:	Arthur Tinkelenberg
	Title:	President and CEO

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EXHIBIT A

FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO:	Enumeral Biomedical Corp.

1.          The undersigned hereby elects to purchase __________ shares of _____________ pursuant to the terms of the attached Warrant.

2.          Method of Exercise (Please initial the applicable blank):

___	The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

___	The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1.02(b) of the Warrant.

3.          Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

_________________________________

(Name)

_________________________________

_________________________________

(Address)

4.          The undersigned hereby represents and warrants that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

(Signature)

(Name)

(Date)	(Title)

EXHIBIT B

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________ shares of Series B Preferred Stock of Enumeral Biomedical Corp. to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of __________, with full power of substitution in the premises.

Dated: ____________________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address:

Signed in the presence of: